UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2024

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 E Lancaster Avenue, Suite 400
Radnor, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (601) 251-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 8, 2024, Triumph Group, Inc. (the "Company") held its 2024 Annual Meeting of Stockholders ("The Annual Meeting").

The Company's stockholders voted on the following proposals and the final voting results are as provided below:

Proposal 1: Election of Directors. The following persons were elected as directors of the Company for a one year term, such term to continue until the next Annual Meeting of stockholders to be held in 2025 and until each such director’s successor is duly elected and qualified or until each such director’s earlier death, resignation or removal:

	Number of Votes
Candidate	For	Against	Abstain	Broker-Non-Votes
Patrick E. Allen	59,255,983	1,786,024	10,203	4,727,591
Mark C. Cherry	59,404,405	1,637,126	10,679	4,727,591
Daniel J. Crowley	58,648,389	2,390,802	13,019	4,727,591
Cynthia M. Egnotovich	57,967,565	3,074,172	10,473	4,727,591
Daniel P. Garton	58,211,309	2,830,166	10,735	4,727,591
Barbara W. Humpton	58,385,951	2,656,124	10,135	4,727,591
Neal J. Keating	60,700,156	341,830	10,224	4,727,591
Courtney R. Mather	60,607,646	434,183	10,381	4,727,591
Colleen C. Repplier	58,345,254	2,696,130	10,826	4,727,591

Proposal 2: Ratification of Selection of Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
63,451,802	2,316,095	11,904	None

Proposal 3: Advisory Vote on Compensation Paid to Named Executive Officers for Fiscal Year 2024. The stockholders approved, by advisory vote, the compensation paid to the Company’s named executive officers for fiscal year 2024. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
57,405,009	3,485,294	161,907	4,727,591

Proposal 4: Stockholder Proposal to Adopt a Policy and Amend the Company's Governing Documents so that Two Separate People Hold the Office of Chairman and Chief Executive Officer of the Company. The stockholders did not approve the stockholder proposal to adopt a policy and amend the Company's governing documents so that two separate people hold the office of Chairman and Chief Executive Officer of the Company. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,063,201	43,961,024	27,985	4,727,591

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 14, 2024	TRIUMPH GROUP, INC.

		By:	/s/ Jennifer H. Allen
Jennifer H. Allen
Chief Administrative Officer and Senior Vice President, General Counsel and Secretary